Exhibit 99.6

Human Resources Management

John Poma

Vice President—Human Resources September 27, 2005

1

Membership

To us, an employee is someone who comes to work, does a job, and collects a paycheck. A member, on the other hand, is something much more.

Members give their absolute best each day they work to ensure the success of the company, and they continually try to improve how the job is done.

2

Massey Census

Members	Workforce Members Workforce
Union/Non-Union	1/1/05 Percentage 8/31/2005 Percentage
Union	166 3.3% 170 3%
Non-Union	hourly 3564 70.7% 4013 72%
Non-Union	salary 1315 26.0% 1388 25%
Total	5045 100% 5571 100%
State
West	Virginia 3598 71.3% 4183 75%
Kentucky	1250 24.8% 1183 21.3%
Virginia	181 3.6% 188 3.4%
Tennessee	16 0.3% 17 0.3%
Total	5045 100% 5571 100%
3

Today’s Turnover

If managing employee retention in the past was akin to tending a dam that keeps a reservoir in place, today it is more like managing a river. The object is not just to prevent water from flowing out but to control its direction and speed.

Harvard Business Review

4

Voluntary Turnover

New hire attrition is driving Massey’s voluntary turnover experience Turnover has increased in 2005 because of our expansion efforts 2005 voluntary turnover is similar to our 2001 experience

5

Voluntary Quits – By Years of Service

2005 YTD Turnover

Annualized

Service

Service	Turnover %
Less	than 1 yr. 47%
1-2	years 33%
3-5	years 13%
6-9	years 4%
10	years or more 3%
6

Where are they going?

January – August 2005

60% 50% 40% 30% 20% 10% 0%

55%

38%

7%

Competitor Left Coal Industry Unknown

7

Overview – new hire trends

There has not been a major shift in the retention trend of new hires since 2003

It appears that retention is a legacy issue that has been inflamed by the rapid growth and hiring of the past two years

Retention trend(1)

Member growth

% of hires remaining

40% 50% 60% 70% 80% 90% 100%

0 30 60 90 120 150 180 270 360 450 540 630 Days after hire

Q1 2003 Q2 2003 Q3 2003 Q4 2003 Q1 2004 Q2 2004 Q3 2004 Q4 2004 Q1 2005 Q2 2005

# of new hires

0 200 400 600 800

New members Total members

4000 4400 4800 5200 5600 # of total members

Q1 2003 Q3 2003 Q1 2004 Q3 2004 Q1 2005

1. Excludes seasonal members.

Source: Lawson database, Massey Annual Reports

8

External Pressures – recent trends

The regional labor market is exhibiting demand pressure as unemployment has fallen appreciably over the past 3 years

Regional workforce trend(1)(2)(3)

Total workforce(‘000)

350

300

250

200

150

100

50

0

Jan-02 Jul-02 Jan-03 Jul-03 Jan-04 Jul-04 Jan-05

WV SE WV SW KY E Total

Regional rate of unemployment (1)(2)(3)

10.0%

9.0%

8.0% rate Unemployment

7.0% 6.0% 5.0% 4.0%

Jan-02 Jul-02 Jan-03 Jul-03 Jan-04 Jul-04 Jan-05

WV SE WV SW KY E Total

1. Counties included in WV SE are Fayette, Greenbrier, McDowell, Mercer, Monroe, Nicholas, Pocahontas, Raleigh, Summers, Webster, and Wyoming 2. Counties included in WV SW are Boone, Cabell, Lincoln, Logan, Mingo, Putnam and Wayne.

3. Counties included in KY E are Floyd, Pike, Martin, Johnson, and Magoffin.

Source: West Virginia Bureau of Employment, Work Force Kentucky state statistics

External Pressures – occupation analysis

10 year regional forward employment forecasts indicate continued erosion in the mining workforce Healthcare and services are projected to absorb a larger share of labor

2002 – 2012 regional occupation growth(1)(2)(3)

Roof Bolters

Mine Cutting Machine Operators

Loading Operators, Underground

Continuous Mining Operators Extraction Helpers Excavating Operators All occupations

-40.0% -30.0% -20.0% -10.0% 0.0% 10.0% 20.0%

KY E WV SW WV SE

1. Counties included in WV SE are Fayette, Greenbrier, McDowell, Mercer, Monroe, Nicholas, Pocahontas, Raleigh, Summers, Webster, and Wyoming 2. Counties included in WV SW are Boone, Cabell, Lincoln, Logan, Mingo, Putnam and Wayne.

3. Counties included in KY E are Floyd, Pike, Martin, Johnson, and Magoffin.

Source: West Virginia Bureau of Employment, Work Force Kentucky state statistics

External Pressures – population trends

Red flags appear in labor supply fundamentals West Virginia population trends indicate a declining number of males in the 25 to 55 age group, a core segment for Massey hiring Additionally, the regional population is increasingly college bound and less inclined towards manual labor

West Virginia core workforce trend(1)

Male population aged 25-55 years

0 50 100 150 200 250 300 350 400

1990A 2000A 2010E 2020E 2030E

Regional educational attainment(2)

% of population with Bachelors degree

10.0%

8.0%

6.0%

4.0%

2.0%

0.0%

7.4%

9.4%

1990 2000

1. Total West Virginia state actual and projected male population between the ages of 25 and 55.

2. Counties included in WV are Fayette, Greenbrier, McDowell, Mercer, Monroe, Nicholas, Pocahontas, Raleigh, Summers, Webster, Wyoming, Boone, Cabell, Lincoln, Logan, Mingo, Putnam and Wayne, counties included in Kentucky are Floyd, Pike, Martin, Johnson, and Magoffin.

Source: U.S. Census Bureau; 1990 census, 2000 census, April 2005 population projections

External Pressures – aging workforce

The average age of a coal miner is around 52. As a result, the industry will replace 5,000 to 7,000 retiring miners in the next 10 years.

Source: Charleston Gazette September 10, 2005

Everyone Needs Miners

Rivers Edge Mining, Inc.

Rivers Edge Mining, Inc., a subsidiary of Feabody Holding

Company, Inc., is accepting resumes for the following positions: Underground Electricians, Temporary LJG Electricians, and Temporary UG miners at a LJMWA represented mine in southern West Virginia. Ideal candidates should possess the following qualifications:

Electrician Qualifications (Permanent and Temporary);

• WV Underground Miner’s Certification

• Current WV State & Federal Underground Electrical

Certification (low, med, high voltage)

• 3 to 5 years of electrical experience in underground

coal mining

• Ability to pass electrical, mechanical, and hydraulic

test

Temporary UG Miners:

• WV Underground Miner’s Certification

• Ability to operate roof bolter or continuous miner

Competitive salary and benefit package. Resumes will be accepted through April 20, 2005. Reply in confidence to;

Rivers Edge Mining, Inc. Attn: Human Resources (U-21)

P.O. Box 1233 Charleston, WV 25324

No Phone Calls or Walk-Ins Accepted

An Equal Opportunity/Affirmative Action Employer

UNDERGROUND ELECTRICIAN & EQUIPMENT OPERATOR NEEDED

Dakota Mine, located in Boone County, has immediate vacancies for ELECTRICIANS and EQUIPMENT OPERATORS, All candidates must be experienced and possess valid certifications. Work location approximately 1 hour from Beckley or Charleston,

Company offers competitive wages; group medical, prescription, dental, vision, life insurance benefits; paid two-week vacation and holidays, and a matching 401(k) plan.

Only qualified individuals should respond with a detailed resume to;

Human Resources

P.O.Box 69 Bob White, WV 25028

PineRidge
COAL COMPANY

Electrician

Pine Ridge Coal Company, a subsidiary of the nation's largest coal producer, is accepting resumes for an Electrician position for a southern West Virginia operation.

Ideal candidates should possess the following qualifications;

- WV Underground Miner's Certification
- Current WV State & Federal Underground Electrical Certification (low, med, high voltage)
- 3 to 5 years of electrical experience in underground coal mining
- Ability to pass electrical, mechanical and hydraulic test

Competitive salary and benefit package. **Resumes will be accepted through April 30, 2005.**

Pine Ridge Coal Company
Attn: Human Resources (U-22)
P.O. Box 1233
Charleston, WV 25324

No Phone Calls or Walk-Ins Please

An Equal Opportunity/Affirmative Action Employer

Massey Energy®

The Hobet 21 Mining Complex located in Boone County, WV, a subsidiary of St. Louis-based Arch Coal, has an immediate opening for a Production Supervisor at the Hobet 21 Surface Mine. The position provides a complete benefits package consisting of health and life insurance, 401-K savings plan, pension plan, paid vacation and holidays, educational assistance, etc.

OVERALL JOB PURPOSE: Provide direction and supervision to hourly employees responsible for the safe and efficient operation of surface mining equipment used in the extraction of coal. Must insure all employees understand and comply with the company’s safety policies; must be able to understand the mine plan and communicate it to subordinates; must operate within the manpower and cost criteria provided in the operating budget; must be able to perform pre-shift examination of the mine in compliance with MSHA regulations.

REQUIRED OR PREFERRED QUALIFICATIONS:

High School Diploma or GED required; engineering degree a plus

West Virginia Surface Mine Foreman’s Certification required

3-5 years surface mine supervisory experience required

Knowledge of DEP regulations a plus

Understanding of planning function and necessity of detail work required

Good written and verbal communication skills required

EMT Certification a plus

Ability and willingness to work an alternative schedule required

Interested persons meeting the stated qualifications should respond by submitting a written resume only (no phone calls or in-person visits) to;

SURFACE MINE PRODUCTION SUPERVISOR

HR Department Hobet Mining, Inc,

PO Box 305 Madison, WV 25130

Hobet Mining is an Equal Opportunity Employe

Underground Equipment Operator

Eastern Associated Coal Corp., a subsidiary of the

nation’s largest coal producer, is accepting resumes for Roof Bolters or Miner Operators with Shuttle Sir experience for a southern West Virginia operation.

ideal candidates should possess the following qualifications;

* WV Underground Miner’s Certification;

- Experience operating Miner or Roof Bolter along with Shuttle car experience,

Competitive salary and benefit package. Resumes will be accepted through April 20, 2005.

Eastern Associated Coal Corp. Attn: Human Resources (U-23)

P.O, Box 1233 Charleston, WV 25324

No Phone Calls or Wafk-lns Please An Equal Opportunity/Affirmative Action Employer

Massey Energy

ATTENTION COAL MINING PROFESSIONALS

EQUIPMENT OPERATORS AND CERTIFIED UNDERGROUND ELECTRICIANS NEEDED

KANAWHA KE EAGLE

Kanawha Eagle Coal is seeking qualified individuals for underground operations located in Boone and Kanawha County. Kanawha Eagle Coal has a large multiple seam coal reserve (in excess of 180 Million Tons) with a state of the art preparation plant, rail transportation, and river loading facilities. Kanawha Eagle offers the following benefits:

- Excellent Pay.
  - $ 21.00 per Hour for Underground Equipment Operators.
  - $ 23.00 per Hour for Certified Underground Electricians.
- Safety Incentive Plan.
- Production Bonus.
- One of the best medical insurance plans in the industry.
- Vision Plan.
- Dental Insurance.
- Disability Insurance
- Life Insurance.
- Accidental Death Insurance.
- 401K Plan.
- Profit Sharing/Retirement.
- Paid Holidays.
- Paid Vacation utilized to observe three vacation periods (Summer, Thanksgiving and Christmas).
- Personal Days.
- Work Clothing Supplement.
- Christmas Bonus.

Kanawha Eagle offers an excellent work environment and is only seeking candidates for employment because of growth. If you are interested in employment with a *fair* and *friendly* company, please submit your resume to the following address:

Kanawha Eagle Coal Company, LLC
P. O. Box 189, Comfort, West Virginia 25049

We’re attacking the enemy in all directions

At one point in WWII, General Creighton Abrams and his command were totally surrounded. The enemy was north, east, south and west. His reaction to this news: “Gentlemen, for the first time in the history of this campaign, we are now in a position to attack the enemy in any direction.”

Wages and Benefits

Wage increases

Benefit plan enhancements Retention bonus

Supplemental Benefit Programs, such as auto & home insurance WV Wellness Center

Doing the Right Thing…

with Healthcare!

Communications

Surveys

Mine site communications Direct member communications “We Live Here Too” commercials

Training and Orientation

Mentor Program

Extensive training & orientation programs 30/60/90 day review focus

Supervisor evaluations Member evaluations

2005 Turnover Improvement

Superintendents Foremen Electricians Miner Operators Roof Bolters Shuttle Car Operators

Key Issues Summary

Retention is not a new phenomenon, but rather an existing issue made larger by Massey’s expansion efforts We’re optimistic about our future growth, and we’re attacking turnover from all directions We believe we’re positioned to win because we have a better story to tell

Safety Security Community Benefits

Our retention efforts are working, and we’ve seen improvement in 2005 with many key positions

Our Members are our Future

At Massey Energy, the only thing more important than our natural resources are our human resources.

Doing the Right Thing. with Energy